Exhibit 99.1

Mangoceuticals, Inc. Completes Acquisition of Mushroom-Based Wellness and Innovations Patent

Dallas, TX / December 19, 2024 – Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling men’s health and wellness products via a secure telemedicine platform, today announced the acquisition of patent number WO 2023/086647 PCT/US2022/049857, for mushroom-derived compositions and methods of treatment. This new addition to MangoRx’s intellectual property portfolio highlights the Company’s commitment to innovative solutions that support holistic health and wellness.

The acquired patent encompasses nutraceutical compositions derived from functional mushrooms, including well-known varieties such as Cordyceps sinensis, Ganoderma lucidum (Reishi), and Hericium erinaceus (Lion’s Mane). These formulations are designed to deliver a range of health benefits, such as enhancing immune function, boosting cognitive performance, supporting mood and mental clarity, providing adaptogenic and antioxidant benefits, and suppressing appetite. The patent also specifies the flexibility of the formulations, allowing for the combination of these compounds in precise dosages to maximize synergistic effects. This versatility opens doors for creating targeted wellness products that cater to diverse health needs.

“This acquisition is a significant step forward in our mission to provide cutting-edge wellness solutions,” commented Jacob Cohen, Founder and CEO of MangoRx, who continued, “We believe that the unique properties of these mushroom-derived formulations offer tremendous potential for products that can address a wide spectrum of health concerns, from immune support to cognitive enhancement.”

The Company’s acquisition comes at a time when the global nutraceutical market continues to expand rapidly, driven by increased consumer awareness of natural health solutions. According to a recent study performed by Mordor Intelligence, the global functional mushroom market alone was valued at USD 32.41 billion in 2024 and is projected to grow to USD 48.59 billion by 2029, representing a compound annual growth rate (CAGR) of 8.44%. According to industry trends, functional mushrooms have become a cornerstone of this market due to their scientifically validated benefits and versatility in addressing key health concerns.

The Company plans to leverage this patent to research and develop a new line of wellness products aimed at improving overall health through scientifically backed natural formulations. Products derived from these compositions may include dietary supplements and functional foods. Daily immune support may harness the antioxidant properties of Reishi and Chaga mushrooms, while planned cognitive boosting supplements are expected to feature Lion’s Mane for the promotion of enhanced brain function and nerve health. Planned stress resilience formulas are projected utilize the adaptogenic properties of Cordyceps to manage stress and improve energy levels, and weight management aids will incorporate appetite-suppressing and metabolism-supporting properties of these mushroom compounds. Future proprietary formulations are planned to align with the growing demand for adaptogens and functional supplements that promote long-term health. The Company aims to differentiate its offerings through stringent ingredient validation, ensuring that each product meets the highest standards of efficacy and quality.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, relating to, among other things: the investigation into, outcome of the investigation regarding, and potential lawsuits, claims and actions regarding, a potential stock manipulation scheme relating to the Company’s common stock following the Company’s recent reverse stock split; the outcome of certain outstanding legal matters, claims and allegations, the requirement that the Company spend cash and management’s resources on such matters, even if the Company ultimately prevails in such matters, risks associated with certain counterparties to lawsuits having significantly greater resources than us, settlements we may choose to enter into in the future and the terms thereof, and potential regulatory reviews, inquiries or lawsuits, which are brought about by claims made in private lawsuits; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; our ability to meet the continued listing requirements of Nasdaq; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“ FDA ”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“ FFDCA Act ”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; claims, lawsuits and litigation relating to our intellectual property, including allegations that our intellectual property infringes on the intellectual property of others, costs related to any such claims or lawsuits and resources required to expend in connection therewith; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by recent and future offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our products; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter September 30, 2024, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings . All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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